UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2008

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

218 N. Broadway, Suite 204,
Tyler, Texas 75702
(Address of principal executive offices) (zip code)

(903) 595-4139
(Registrant's telephone number, including area code)

Maple Mountain Explorations Inc.
 (Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Louis A. Brilleman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

On October 7, 2008, Pegasi Energy Resources Corporation (the “Company”) entered into and completed the transactions contemplated by a Purchase and Sale Agreement Share Exchange Agreement (the “Agreement”) with TR Energy, Inc., a Nevada corporation (“TR Energy”), providing for the sale by TR Energy to the Company of a portion of TR Energy’s interests (the “Transferred Interests”) in the Marion, TR Rodessa/Jefferson and 59 Disposal, Inc. assets (the “Assets”), as follows:

1.
10% right, title, and interest in and to the lands, oil and gas leases and leasehold interests of TR Energy (the "Leases"), as well as 10% right, title, and interest in the equipment, materials, personal property, fixtures and improvements associated with the Leases.

2.
10% right, title, and interest in the assets of TR Rodessa, Inc., including the pipe and associated compressor stations and production equipment associated with the relevant pipeline rights-of-way and surface agreements.

3.
10% right, title, and interest in the Saltwater Disposal Facility known as 59 Disposal, Inc, ; and 10%  right, title, and interest in all equipment, both surface and subsurface, appurtenant thereto or used  in connection with the disposal of saltwater and other water from production or any other oilfield related activities.

As a result of the completion of the transactions contemplated under the Agreement, the Company now owns 80% of the Assets with the balance owned by TR Energy.

The consideration for the purchase of the Transferred Interests consisted of the issuance to TR Energy of 4,200,000 shares of common stock of the Company.  TR Energy is owned by Michael Neufeld, a Director of the Company’s and its President and Chief Executive Officer, and William Sudderth, the Company’s Executive Vice President.  Mr. Neufeld did not participate in the deliberations by the Company’s Board of Directors and abstained from voting on the transactions contemplated by the Agreement.

The issuance of the shares was exempt from registration under the Securities Act of 1933, as amended, as an issuance to accredited investors since TR Energy is owned solely by two of the Company executive officers.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

10.1           Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasi Energy Resources Corporation

October 14, 2008	By:	/s/ Richard A. Lindermanis
Richard A. Lindermanis
Senior Vice President and Chief Financial Officer

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